FPA CAPITAL FUND, INC.

PORTFOLIO OF INVESTMENTS

December 31, 2019

(Unaudited)

	Shares	Fair Value
COMMON STOCKS
BANKS — 8.4%
Capitol Federal Financial, Inc.	405,989	$5,574,229
First Hawaiian, Inc.	193,168	5,572,897
Investors Bancorp, Inc.	760,289	9,058,843
		$20,205,969
AIRLINES — 6.2%
Allegiant Travel Co.	71,341	$12,416,188
Spirit Airlines, Inc.(a)	64,518	2,600,720
		$15,016,908
EXPLORATION & PRODUCTION — 5.3%
Noble Energy, Inc.	512,086	$12,720,216

COMMUNICATIONS EQUIPMENT — 4.9%
InterDigital, Inc.	217,065	$11,827,872

HOTELS, RESTAURANTS & LEISURE — 4.0%
Cheesecake Factory, Inc. (The)	156,885	$6,096,551
Vail Resorts, Inc.	15,270	3,662,204
		$9,758,755
AUTO PARTS — 3.7%
Dana, Inc.	355,054	$6,461,983
Gentex Corp.	86,778	2,514,826
		$8,976,809
INFORMATION TECHNOLOGY SERVICES — 3.2%
ACI Worldwide, Inc.(a)	117,643	$4,456,905
Science Applications International Corp.	36,863	3,207,818
		$7,664,723
HEALTH CARE EQUIPMENT & SERVICE — 2.8%
Centene Corp.(a)	106,602	$6,702,068

CONSUMER GOODS - RENTAL — 2.7%
Aaron’s, Inc.	115,158	$6,576,673

COMPUTER HARDWARE & STORAGE — 2.6%
Western Digital Corp.	100,686	$6,390,540

CONTAINERS & PACKAGING — 2.4%
Graphic Packaging Holding Co.	345,400	$5,750,910

APPAREL, FOOTWEAR & ACCESSORY DESIGN — 2.3%
Carter’s, Inc.	51,378	$5,617,671

TECHNOLOGY DISTRIBUTORS — 2.0%
Arrow Electronics, Inc.(a)	56,815	$4,814,503

	Shares or Principal Amount	Fair Value
COMMON STOCKS - Continued
SEMICONDUCTOR MANUFACTURING — 1.3%
MKS Instruments, Inc.	28,457	$3,130,555

SEMICONDUCTOR DEVICES — 1.3%
Ambarella, Inc.(a)	50,194	$3,039,749

FABRICATED METAL & HARDWARE — 1.1%
Valmont Industries, Inc.	17,482	$2,618,454

AGRICULTURAL MACHINERY — 1.0%
AGCO Corp.	31,826	$2,458,559

OTHER COMMON STOCKS — 4.7%(a)(b)		$11,379,969

TOTAL COMMON STOCKS — 59.9% (Cost $123,268,723)		$144,650,903

BONDS & DEBENTURES

U.S. TREASURIES — 36.1%
U.S. Treasury Notes — 1.125% 3/31/2020	$7,000,000	$6,990,751
U.S. Treasury Notes — 1.25% 2/29/2020	10,000,000	9,992,668
U.S. Treasury Notes — 1.375% 4/30/2020	7,500,000	7,493,582
U.S. Treasury Notes — 1.375% 8/31/2020	10,000,000	9,982,839
U.S. Treasury Notes — 1.375% 9/30/2020	7,500,000	7,484,787
U.S. Treasury Notes — 1.625% 7/31/2020	12,500,000	12,499,520
U.S. Treasury Notes — 1.875% 6/30/2020	12,500,000	12,514,412
U.S. Treasury Notes — 2.00% 1/31/2020	10,000,000	10,003,081
U.S. Treasury Notes — 3.50% 5/15/2020	10,000,000	10,066,436

TOTAL U.S. TREASURIES (Cost $87,022,216)		$87,028,076

TOTAL BONDS & DEBENTURES — 36.1% (Cost $87,022,216)		$87,028,076

TOTAL INVESTMENT SECURITIES — 96.0% (Cost $210,290,939)		$231,678,979

SHORT-TERM INVESTMENTS — 3.8%
State Street Bank Repurchase Agreement — 0.12% 1/2/2020 (Dated 12/31/2019, repurchase price of $9,175,061, collateralized by $9,400,000 principal amount U.S. Treasury Notes — 1.25% 2021, fair value $9,361,357)	$9,175,000	$9,175,000
TOTAL SHORT-TERM INVESTMENTS (Cost $9,175,000)		$9,175,000

Fair Value
TOTAL INVESTMENTS — 99.8% (Cost $219,465,939)	$240,853,979
Other Assets and Liabilities, net — 0.2%	405,620
NET ASSETS — 100.0% — NOTE 2	$241,259,599

(a)         Non-income producing security.

(b)         As permitted by U.S. Securities and Exchange Commission regulations, “Other” Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

See Notes to Financial Statements.

NOTE 1 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter (“OTC”) market more accurately reflects the securities’ value in the judgment of the Fund’s officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund’s Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security’s value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund’s determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund’s investments as of December 31, 2019:

FPA CAPITAL FUND, INC.

PORTFOLIO OF INVESTMENTS

December 31, 2019

(Unaudited)

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Banks	$20,205,969	—	—	$20,205,969
Airlines	15,016,908	—	—	15,016,908
Exploration & Production	12,720,216	—	—	12,720,216
Communications Equipment	11,827,872	—	—	11,827,872
Hotels, Restaurants & Leisure	9,758,755	—	—	9,758,755
Auto Parts	8,976,809	—	—	8,976,809
Information Technology Services	7,664,723	—	—	7,664,723
Health Care Equipment & Service	6,702,068	—	—	6,702,068
Consumer Goods - Rental	6,576,673	—	—	6,576,673
Computer Hardware & Storage	6,390,540	—	—	6,390,540
Containers & Packaging	5,750,910	—	—	5,750,910
Apparel, Footwear & Accessory Design	5,617,671	—	—	5,617,671
Technology Distributors	4,814,503	—	—	4,814,503
Semiconductor Manufacturing	3,130,555	—	—	3,130,555
Semiconductor Devices	3,039,749	—	—	3,039,749
Fabricated Metal & Hardware	2,618,454	—	—	2,618,454
Agricultural Machinery	2,458,559	—	—	2,458,559
Other Common Stocks	11,379,969	—	—	11,379,969
U.S. Treasuries	—	$87,028,076	—	87,028,076
Short-Term Investment	—	9,175,000	—	9,175,000
	$144,650,903	$96,203,076	—	$240,853,979

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were no transfers between Levels 1, 2, or 3 during the period ended December 31, 2019.

NOTE 2 — Federal Income Tax

The cost of investment securities held at December 31, 2019 (excluding short-term investments), was $212,539,400 for federal income tax purposes.  Net unrealized appreciation consists of:

Gross unrealized appreciation:	$21,670,981
Gross unrealized depreciation:	(2,531,402)
Net unrealized appreciation:	$19,139,579